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  ___________________________________________________________________



                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

            _________________________________________


                             FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  July 28, 1995



                TRANS LEASING INTERNATIONAL, INC.
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




  DELAWARE                       0-15167             36-2747735
(STATE OR OTHER JURISDICTION   (COMMISSION         (IRS EMPLOYER
OF INCORPORATION)               FILE  NUMBER)       IDENTIFICATION NUMBER)


3000 DUNDEE ROAD, NORTHBROOK, ILLINOIS                60062
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



Registrant's telephone number, including area code:  (708) 272-1000



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Total number of pages:  6
Exhibit Index located on page 4

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Item 5. Other Events.

     Attached to this Form 8-K as Exhibit 99(a) are certain pages from a Form S-3 Registration Statement filed with the Securities and Exchange Commission on July 28, 1995, by TL Lease Funding Corp. IV, a Delaware corporation and wholly-owned subsidiary of the Registrant, containing certain information regarding the delinquency experience and loss experience of the Registrant for the periods described therein.
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              TRANS LEASING INTERNATIONAL, INC.
                              -------------------------------------
                              (Registrant)


Date:  July 28, 1995          NORMAN SMAGLEY
                              -------------------------------------
                              Norman Smagley
                              Vice President, Finance, and
                              Chief Financial Officer



                             -3-

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                        INDEX OF EXHIBITS

99(a)          Certain pages from Form S-3 Registration
               Statement filed with the Securities and
               Exchange Commission on July 28, 1995, by
               TL Lease Funding Corp. IV . . . . . . . . . . .  5